UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
Delaware    001-35257    27-0855785

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1614 15th Street, Suite 300 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this "Amendment") amends Exhibit 99.1 to the Registrant's Current Report on Form 8-K, which the Registrant previously filed with the Securities and Exchange Commission on October 1, 2013 and which updated certain portions of the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (such Exhibit 99.1, the "Original Exhibit"). The Registrant is filing this Amendment solely to reflect revisions to Part II, Items 6 and 7 which were included in the Original Exhibit. All other Items of the Original Exhibit are unaffected by this Amendment and such items have not been included in this Amendment.  This Amendment No. 1 does not reflect events occurring after the filing date of the Original Exhibit or modify or update disclosures in the Original Exhibit except to amend Part II, Items 6 and 7.

Item 8.01 Other Events
In the second quarter of 2013, the board of directors of American Midstream Partners GP, LLC (the "General Partner") authorized the management of American Midstream Partners, LP (the "Partnership") to commit to a plan to sell certain non-strategic gathering and processing assets. As a result of the planned divestiture of these non-strategic midstream assets, we classify the results of operations of these disposal groups as discontinued operations.
Accordingly, the Partnership recast the following information within our Annual Report on Form 10-K (the "Previously Filed Annual Report") for the year ended December 31, 2012 to reflect this change in classification for the disposal groups to discontinued operations for all periods presented and filed with the following amended sections of the Current Report on Form 8-K on October 1, 2013:

•	Part II, Item 6. Selected Historical Financial and Operating Data,

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and

•	Part II, Item 8. Financial Statements and Supplementary Data.

The Partnership subsequently determined to revise its disclosure regarding certain non-GAAP financial measures, and it is filing this Current Report on Form 8-K/A to accordingly further amend its disclosure in the following sections:

•	Part II, Item 6. Selected Historical Financial and Operating Data, and

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Previously Filed Annual Report remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Annual Report except for within the Items noted above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Annual Report or modify or update any related disclosures. Information within the Previously Filed Annual Report not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Previously Filed Annual Report. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Annual Report and Partnership filings made with the Securities and Exchange Commission subsequent to the filings of the Previously Filed Annual Report. In addition, on September 16, 2013, the Partnership filed a separate Current Report on Form 8-K for the purpose of recasting certain information to reflect the change in classification of the disposal groups to discontinued operations for all periods presented within certain sections of the Partnership's Quarterly Report on Form 10-Q for the year month ended March 31, 2013.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. See “Exhibits Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP By: American Midstream GP, LLC, its General Partner
Date: November 22, 2013	By: /s/ Daniel C. Campbell Name: Daniel C. Campbell Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number        Description

99.1	Updated Selected Historical Financial and Operating Data and Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2012